Exhibit 10(j)(vi)


                                GIBSON GREETINGS, INC.

                   1989 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

                   (As amended and restated through April 29, 1993)


               1. Purpose. The purpose of this Gibson Greetings, Inc. 1989 Stock Option Plan for Nonemployee Directors (the "Directors Plan" or "Plan") is to enhance the value of the stockholders' investment in Gibson Greetings, Inc. (the "Company") by encouraging those directors of the Company who are not employees of the Company or any of its subsidiaries (the "Directors") to acquire or increase and retain a financial interest in the Company and thereby also encourage the Directors to remain as directors of the Company and to put forth maximum efforts for the success of the Company.

               It is intended that stock options ("Nonqualified Stock Options" or "Options"), other than incentive stock options as defined by the Internal Revenue Code of 1986, as amended (the "Code"), may be granted under the Directors Plan.

               2.   Administration of the Directors Plan.

                    (a) General. The Directors Plan shall be administered by the Board of Directors of the Company (the "Board") which, subject to and not inconsistent with the express provisions of the Directors Plan, shall exercise all the power and authority specifically granted to it under the Plan or necessary or advisable, in the sole and absolute discretion of the Board, to the administration of the Plan.

                    (b) Rules and Interpretation. The Board shall have the authority to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Directors Plan as it may deem necessary or advisable for the administration of the Plan and in order to preserve the exemption of the Plan and any Plan Options under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such Rule may be amended from time to time, or any successor rule thereto. The Board's interpretation of the Directors Plan or any Option granted hereunder, and all decisions and determinations by the Board with respect to the Plan, shall be final, binding and conclusive on all parties. No member of the Board shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith with respect to the Directors Plan or any Option or transaction thereunder.

                    (c) No Other Rights. Nothing contained in the Directors Plan, nor any Option granted pursuant to the Directors Plan, shall confer upon any Director covered by the Directors Plan any right to continue as a director of the Company nor limit
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          in any way the right of the Company to terminate his status as a director at any time.

               3. The Stock. The shares of stock available for issuance pursuant to the grant of Options under the Directors Plan shall consist of 80,000 shares of Common Stock, par value $0.01 per share (the "Common Shares"), of the Company, subject to adjustment as provided in Section 11 hereof. All shares acquired upon the exercise of Options will be, in whole or in part, either Common Shares purchased by the Company in the open market and held in the treasury of the Company or authorized and unissued Common Shares of the Company. Should an Option (or a portion thereof) expire for any reason without being exercised, the shares subject to the portion of such Option not so exercised shall be available for subsequent grants under the Directors Plan.

               4. Effective Date and Termination of Plan. The Directors Plan became effective on January 23, 1989 and shall terminate upon the earlier of (i) January 23, 1999; or (ii) the date on which all shares available for issuance under the Directors Plan have been issued pursuant to the exercise of Options granted hereunder; or (iii) the determination of the Board that the Directors Plan shall terminate. No Options may be granted under the Directors Plan after the termination date, provided that the Options granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options.

               5.   Grant, Terms and Conditions of Options.

                    (a) Grant of Options. Under the Directors Plan, each then serving Director of the Company shall be granted each year, at the close of business on the date upon which the Company's annual meeting of stockholders for that year is held, beginning with the annual meeting to be held during 1989, Nonqualified Stock Options to purchase 1,000 Common Shares. Each Director receiving an Option may be referred to herein as an "Optionee." Each Option shall be embodied in an option agreement signed by the Optionee and the Company providing that the Option shall be subject to the provisions of this Plan and containing such other provisions as the Board may prescribe not inconsistent with the Plan.

                    (b) When Exercisable. Options shall be exercisable one year after the date of grant. No fractional shares shall be issued, and fractional shares remaining in any Option shall be rounded down to the nearest whole number of shares.

                    (c) Price. The exercise price per share of each Option shall be equal to the fair market value of a Common Share on the date of grant, as determined under Section 8 hereof,

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          provided that the exercise price shall be subject to adjustment only as provided in Section 11 hereof.

                    (d) Term of Options. Options shall be effective on the date of grant and shall be of a term of ten (10) years from the date of grant. Each such Option shall be subject to earlier termination as provided in Section 6 hereof.

               6.   Termination of Director Status.

                    (a) Except as otherwise provided in the Directors Plan, an Optionee's Options (i) are exercisable only by the Optionee, (ii) are exercisable only while the Optionee is a director of the Company and then only if the Options have become exercisable by their terms, and (iii) if not exercisable by their terms at the time the Optionee ceases to be a director of the Company, shall immediately expire on the date the Optionee ceases to be a director of the Company.

                    (b) Except as provided by this subsection (6)(b), any Optionee's option which is exercisable by its terms at the time the Optionee ceases to be a director of the Company must be exercised on or before the earlier of (i) three years after the date the Optionee ceases to be a director of the Company or
          (ii) the fixed expiration date of such Option, after which applicable period such option shall expire. If an Optionee's status as a director is terminated on account of any act of fraud or intentional misrepresentation, or embezzlement, misappropriation or conversion of the assets or opportunities of the Company or any of its subsidiaries, all Options granted to such Optionee shall, to the extent not previously exercised, expire immediately as of the date on which the director's status as such is terminated.

                    (c) In the event of the death of the Optionee while a director of the Company, each of that Optionee's unexercised options (whether or not then exercisable by its terms) shall become immediately exercisable by his estate for a period ending on the earlier of the fixed expiration date of such Option or three years after the date of death, after which period such Option shall expire. For purposes hereof, the estate of an Optionee shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise an Option by reason of the death of the Optionee.

                    (d) In the event the Optionee ceases to be a director by reason of permanent disability (as defined below), each of that Optionee's unexercised Options (whether or not then exercisable by its terms) shall become exercisable for a period ending on the earlier of the fixed expiration date of such Option or three years from the date the Optionee ceases to be a director, after which period such Option shall expire. For

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          purposes hereof "permanent disability" shall be deemed to be the inability of the Optionee to perform the duties of a director of the Company because of a physical or mental disability as evidenced by the opinion of a Company-approved doctor of medicine licensed to practice medicine in the United States of America.

               7. Transferability of Options. Except that an Option may be transferred pursuant to a "domestic relations order" as defined in Section 414(p)(1)(B) of the Code, any Option granted hereunder shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or by his guardian or legal representative.

               8. Fair Market Value. The "fair market value" of a Common Share on any relevant date for purposes of any provision of the Directors Plan shall be the last reported sales price of a Common Share on the NASDAQ National Market System on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

               9. Compliance with Securities Laws. Options granted and shares issued by the Company upon exercise of Options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Board may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

               10. Method of Exercise. An Option granted under this Plan may be exercised by written notice to the Board, signed by the Optionee, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full option price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full option price of the shares being purchased. All or any portion of the payment may be made by the transfer of Common Shares of the Company from the Optionee to the Company, to the extent permitted by law. Such shares shall be valued for this purpose at their fair market value on the date they are transferred to the Company as payment, determined in the same manner as is provided in
          Section 8 hereof. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an Option shall be issued in regular course after the exercise of the Option and payment therefor. During the option period no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with

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          respect to any Common Shares issuable upon exercise of such
          Option until certificates representing such shares shall have been issued and delivered.

               11. Share Adjustments. In the event there is any change in the Company's Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Board in (i) the number of Common Shares available for Option grants under this Directors Plan, (ii) the number of Common Shares subject to Options granted under this Plan, and (iii) the option price of optioned shares.

               12.  Merger, Consolidation or Sale of Assets.

                    (a) In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations (herein referred to as "successor corporation"), such successor corporation may obligate itself to continue this Plan and to assume all obligations under the Plan. In the event that such successor corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate effective upon such consolidation, merger, or transfer, and, except as provided in Subsection 12(d) hereof, any Option previously granted hereunder shall terminate. If practical, the Company shall give each Optionee twenty (20) days prior notice of any possible transaction which might terminate this Plan and the Options previously granted hereunder.

                    (b) In the event any person, by any means of purchase or acquisition, becomes the "beneficial owner" (as defined in Rule l3d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as in effect on January 23, 1989, or any successor provision thereto) of more than 50% of the outstanding Common Shares of the Company, or commences a tender offer pursuant to Regulation l4C promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as in effect on April 26, 1985, or any successor provision thereto, which if successful, would result in such person becoming the beneficial owner of more than 50% of such shares, then with respect to each Optionee all Options which were outstanding at the time of such event shall immediately become exercisable in full.

                    (c) In the event of the execution of an agreement of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not to be the surviving corporation (whether or not the Company shall be dissolved or liquidated) or the execution of an agreement of sale or transfer of all or substantially all of the assets of the Company, then with respect to each Optionee all Options which

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          were outstanding at the time of such event shall immediately become exercisable in full.

                    (d) In the event of the consummation of any of the transactions called for in an agreement referred to in Subsection 12(c) hereof, any Optionee who is subject to the filing requirements imposed under Section 16(a) of the Securities Exchange Act of 1934 (the "Act") with respect to the Company shall receive a payment of cash equal to the difference between the aggregate Fair Value of the Common Shares subject to such accelerated Option and the aggregate option exercise price of such shares. For this purpose, "Fair Value" shall mean the cash value per share to be paid to stockholders pursuant to such agreement, or if cash value is not to be paid, the highest aggregate fair market value of the subject shares of Common Stock during the 60-day period immediately preceding the date of the consummation of the transaction. Payment of said cash shall be made within ten (10) days after said consummation of the transaction. The foregoing payments under this Subsection 12(d) shall be made in lieu of and in full discharge of any and all obligations of the Company in respect of all subject Options of the Optionee.

                    (e) The grant of Options under the Directors Plan shall in no way affect the right of the Company to adjust, reclassify, reorganized or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               13. Amendment or Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's stockholders; except that the Plan may not be so amended (i) to increase the aggregate number of Common Shares issuable under the Plan (excepting proportionate adjustments made under Section 11 to give effect to stock splits, etc.); (ii) to change the option price of optioned stock (excepting proportionate adjustments made under Section 11); (iii) to change the requirement that the option price per Common Stock covered by an Option granted under this Plan be 100% of the fair market value of the Company's Common Shares on the date such Option is granted; or (iv) to change, without the consent of the Optionee (or such Optionee's, or such Optionee's estate's, legal representative), any Option previously granted to such Optionee under the Plan. Notwithstanding the foregoing, the provisions of this Directors Plan governing the amount, price and timing of awards to Directors may not be amended more frequently than once every six months other than to comport with changes in the Code or the rules thereunder. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 12 above.


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               14.  Company Responsibility.  All expenses of this Plan,
          including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable Securities Acts) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of Common Shares under the terms of the Plan, so long as the Company acts in good faith.

               15. Implied Consent. Every Optionee, by his acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on his or her own behalf and on behalf of such Optionee's heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

               16. Delaware Law to Govern. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.



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